UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2020

Supernus Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35518		20-2590184
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

9715 Key West Avenue	Rockville	MD	20850
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: (301) 838-2500

Not Applicable
(Former name or former address, if changed since last report.)

  Securities registered pursuant to Section 12(b) of the Exchange Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SUPN	The Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On June 11, 2020, Supernus Pharmaceuticals, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) reporting that, on June 9, 2020, the Company completed its previously announced acquisition of all of the outstanding equity of USWM Enterprises, LLC (“USWM Enterprises”), comprising the entire issued share capital of USWM Enterprises, pursuant to a Sale and Purchase Agreement with US WorldMeds Partners, LLC, dated April 28, 2020. Under Items 9.01(a) and 9.01(b) of the Original 8-K, the Company stated that the required financial statements and pro forma financial information would be filed by amendment no later than 71 days following the date that the Original 8-K was required to be filed. This Amendment No. 1 amends the Original 8-K to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K. No other changes have been made to the Original 8-K. This Current Report on Form 8-K/A should be read in conjunction with the Original 8-K.

The pro forma financial information included in this Current Report on Form 8-K/A has been presented for informational purposes only, in accordance with Article 11 of Regulation S-X. It does not purport to represent the actual results of operations that the Company and USWM Enterprises would have achieved had the Company held the assets of USWM Enterprises during the periods presented in the pro forma financial information. Moreover, it does not represent or purport to represent the future results of operations that the Company may achieve after the acquisition.

Item 9.01                                           Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired

The audited annual financial statements of USWM Enterprises, LLC and Subsidiaries as of and for the years ended December 31, 2019 and 2018 are filed as Exhibit 99.1 to this amendment, and incorporated herein by reference.

The unaudited quarterly financial statements of MDD Enterprises, LLC (formerly USWM Enterprises, LLC) and Subsidiaries for the three months ended March 31, 2020 and 2019 are filed as Exhibit 99.2 to this amendment, and incorporated herein by reference.

(b) Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of the Company with respect to the transaction described in Item 2.01 of the Original 8-K is filed as Exhibit 99.3 to this amendment and incorporated herein by reference.

(d) Exhibits

Exhibit 23.1	Consent of Dean Dorton Allen Ford, PLLC.

Exhibit 99.1	Audited Consolidated Financial Statements of USWM Enterprises, LLC and Subsidiaries for the years ended December 31, 2019 and 2018.

Exhibit 99.2	Unaudited Condensed Consolidated Financial Statements of MDD US Enterprises, LLC (formerly known as USWM Enterprises, LLC) and Subsidiaries for the three months ended March 31, 2020 and 2019.

Exhibit 99.3	Unaudited Pro Forma Condensed Combined Financial Information.

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERNUS PHARMACEUTICALS, INC.

DATED: August 24, 2020	By:	/s/ Gregory S. Patrick
Gregory S. Patrick
Senior Vice-President and Chief Financial Officer

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